SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 12, 2002


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                     0-27122                  94-2900635
(State or Other Jurisdiction of        (Commission              (IRS Employer
         Incorporation)                File Number)          Identification No.)

          150 Rose Orchard Way                                      95134
              San Jose, CA                                        (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 9.           Regulation FD Disclosure.

         On November 12, 2002, Adept Technology, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the first quarter ended September 28, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Brian R. Carlisle, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Michael W. Overby, Vice President, Finance and Chief Financial Officer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ADEPT TECHNOLOGY, INC.


Date:  November 12, 2002        By:   /s/ Michael W. Overby
                                     ----------------------------
                                 Michael W. Overby
                                 Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.     Description
--------------  ----------------------------------------------------------------

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350.